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Microsemi to Acquire High Performance Timing Business of Vectron International from Knowles Corp.

•	Expands high performance timing product portfolio

•	Leverages market presence in aerospace and defense, communications, industrial applications

•	Highly complementary acquisition drives significant synergies

•	Microsemi expects acquisition to be immediately accretive once closed
ALISO VIEJO, Calif.-Oct. 26, 2017-Microsemi Corporation (Nasdaq:MSCC), a leading provider of semiconductor solutions differentiated by power, security, reliability and performance, and Knowles Corporation (NYSE:KN), jointly announced today that Microsemi has entered into a definitive agreement to acquire the high performance timing business of Vectron International, a Knowles company, for $130 million.
Vectron is a world leader in the design, manufacture and marketing of frequency control, sensor and hybrid solutions using the very latest techniques in both bulk acoustic wave (BAW) and surface acoustic wave (SAW)-based designs from DC to microwave frequencies. Products include crystals and crystal oscillators; frequency translators; clock and data recovery products; SAW filters; SAW oscillators; crystal filters; SAW and BAW based sensors and components used in telecommunications, data communications, frequency synthesizers, timing, navigation, military, aerospace, medical and instrumentation systems.
“Microsemi is focused on building the industry’s most comprehensive portfolio of high value timing solutions,” said James J. Peterson, Microsemi’s chairman and CEO. “Vectron’s highly complementary technology suite expands our product offering with differentiated technology and allows Microsemi to sell more to its tier one customers in the aerospace and defense, communications and industrial markets while improving upon the operating performance of the combined model as we execute on significant synergy opportunities.”
Microsemi expects the acquisition to be immediately accretive once closed. The transaction is subject to customary closing conditions and is currently expected to close in Microsemi’s fiscal first quarter ending December 2017.
As of this date, Microsemi remains comfortable with its July 28, 2017 non-GAAP guidance for its fourth fiscal quarter of 2017 ended Oct. 1, 2017. Microsemi currently intends to announce its fourth fiscal quarter results on Nov. 9, 2017.
About Microsemi
Microsemi Corporation (Nasdaq: MSCC) offers a comprehensive portfolio of semiconductor and system solutions for aerospace & defense, communications, data center and industrial markets. Products include high-performance and radiation-hardened analog mixed-signal integrated circuits, FPGAs, SoCs and ASICs; power management products; timing and synchronization devices and precise time solutions, setting the world’s standard for time; voice processing devices; RF solutions; discrete components; enterprise storage and communication solutions, security technologies and scalable anti-tamper products; Ethernet solutions; Power-over-Ethernet ICs and midspans; as well as custom design capabilities and services. Microsemi is headquartered in Aliso Viejo, California, and has approximately 4,800 employees globally. Learn more at www.microsemi.com.
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Microsemi and the Microsemi logo are registered trademarks or service marks of Microsemi Corporation and/or its affiliates. Third-party trademarks and service marks mentioned herein are the property of their respective owners.
This release contains forward-looking statements based on current expectations or beliefs, as well as a number of assumptions about future events, and these statements are subject to factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The reader is cautioned not to put undue reliance on these forward-looking statements, which are not a guarantee of future performance and are subject to a number of uncertainties and other factors, many of which are outside the control of Microsemi. The forward-looking statements in this release address a variety of subjects including, for example, the expected time of closing of the acquisition, the potential benefits of the acquisition, including the potentially accretive and synergistic benefits,

Microsemi's revenue and earnings guidance, and any other statements of belief or about the Microsemi's plans, beliefs or expectations. The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: the risk that the acquired business including foreign operations and assets will not be successfully integrated with Microsemi's business or complement its products, including product mix and acceptance, gross margins and operational and other cost synergies; costs associated with the transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement; the possibility that various conditions to the consummation of the acquisition may not be satisfied or waived, including the receipt of required regulatory clearances; the risk that the acquisition will not close within the anticipated time period; increased competition and technological changes in the industries in which Microsemi competes; Microsemi's reliance on government contracts for a portion of its sales, including impacts of any federal government shutdown; Microsemi's failure to continue to move up the value chain in its customer offerings; negative or worsening worldwide economic conditions or market instability; downturns in the highly cyclical semiconductor industry; intense competition in the semiconductor industry and resultant downward price pressure; inability to develop new technologies and products to satisfy changes in customer demand or the development by the company's competitors of products that decrease the demand for Microsemi's products; unfavorable or declining conditions in end markets; inability of Microsemi's compound semiconductor products to compete successfully with silicon-based products; production delays related to new compound semiconductors; variability of the company's manufacturing yields; the concentration of the factories that service the semiconductor industry; delays in beginning production, implementing production techniques, resolving problems associated with technical equipment malfunctions, or issues related to government or customer qualification of facilities; potential effects of system outages; the effect of events such as natural disasters and related disruptions on our operations; inability by Microsemi to fulfill customer demand and resulting loss of customers; variations in customer order preferences; difficulties foreseeing future demand; rises in inventory levels and inventory obsolescence; potential non-realization of expected orders or non-realization of backlog; failure to make sales indicated by the company's book-to-bill ratio; risks related to the company's international operations and sales, including availability of transportation services, political instability and currency fluctuations; increases in the costs of credit and the availability of credit or additional capital only under more restrictive conditions or not at all; unanticipated changes in Microsemi's tax provisions, results of tax examinations or exposure to additional income tax liabilities; changes in generally accepted accounting principles; principal, liquidity and counterparty risks related to Microsemi's holdings in securities; environmental or other regulatory matters or litigation, or any matters involving contingent liabilities or other claims; the uncertainty of litigation, the costs and expenses of litigation, the potential material adverse effect litigation could have on Microsemi's business and results of operations if an adverse determination in litigation is made, and the time and attention required of management to attend to litigation; uncertainty as to the future profitability of acquired businesses, and delays in the realization of, or the failure to realize, any accretion from acquisition transactions; any circumstances that adversely impact the end markets of acquired businesses; difficulties in closing or disposing of operations or assets or transferring work, assets or inventory from one plant to another; and other risks and uncertainties discussed from time to time in Microsemi’s other reports and other public filings with the U.S. Securities and Exchange Commission ("SEC"), including, but not limited to, those detailed in Microsemi's latest Annual Report on Form 10-K and all subsequent Form 10-Q reports filed by Microsemi with the SEC. The forward-looking statements contained herein are made only as of the date hereof, and Microsemi undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. Guidance is provided only on a non-GAAP basis due to the inherent difficulty of forecasting the timing or amount of certain items that have been excluded from the forward-looking non-GAAP measures, and a reconciliation to the comparable GAAP guidance has not been provided because certain factors that are materially significant to Microsemi's ability to estimate the excluded items are not accessible or estimable on a forward-looking basis.
Source: Microsemi Corporation